Fixed Assets	12 Months Ended
Dec. 31, 2011
Fixed Assets [Abstract]
Fixed Assets [Text Block]

9.	Fixed Assets:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Vessel Cost	Office Furniture and Fittings	Total Value
Cost:
Balance, December 31, 2009	481,551	30	481,581
-Additions	-	28	28
-Additions relating to MCS acquisition	181,861	-	181,861
Balance, December 31, 2010	663,412	58	663,470
Balance, December 31, 2011	663,412	58	663,470
Accumulated depreciation:
Balance, December 31, 2009	(36,731)	(10)	(36,741)
-Depreciation charge for the period	(29,309)	(19)	(29,328)
Balance, December 31, 2010	(66,040)	(29)	(66,069)
-Depreciation charge for the period	(28,842)	(14)	(28,856)
-Impairment charge	(187,401)	-	(187,401)
Balance, December 31, 2011	(282,283)	(43)	(282,326)

Net book value December 31, 2010	597,372	29	597,401

Net book value December 31, 2011	381,129	15	381,144

The Company evaluates the carrying amounts of vessels and related deferred dry-dock and special survey costs to periods over which long-lived assets are depreciated to determine if events have occurred which would require modification to their carrying values or useful lives. In evaluating useful lives and carrying values of long-lived assets, management reviews certain indicators of potential impairment, such as vessel sales and purchases, business plans and overall market conditions.

As market expectations of future rates are low and the correlation between daily freight rates and vessel market values has historically been very high, expectations of most market participants point to the fact that values have further room to fall, even as they have retreated heavily from 2008 levels which were marked by historically high daily rates and vessel values that are unlikely to be revisited in the foreseeable future. On this basis, and given the sustainable unfavorable market conditions witnessed year to date, the Company proceeded with an impairment test of its vessels as of September 30, 2011.

The Company determined undiscounted projected net operating cash flows for each vessel and compared it to the vessel's carrying value. The projected net operating cash flows were determined by considering the charter revenues from existing time charters for the fixed fleet days (Seanergy's remaining charter agreement rates) and an estimated daily time charter equivalent for the unfixed days (based on a combination of Seanergy's remaining charter agreement rates, 2-year forward freight agreements and the 10-year average historical time charter rates) over the remaining economic life of each vessel, net of brokerage and address commissions, expected outflows for scheduled vessels' maintenance, vessel operating expenses, and management fees assuming an average annual inflation rate of 2.5%. Fleet utilization was assumed at 98.6% in the Company's exercise, taking into account each vessel's off hire days, historical performance and other companies operating in the dry-bulk industry.

The Company recorded an impairment loss on the six initial vessels acquired in 2008, which is separately reflected in the accompanying consolidated statement of income for the year ended December 31, 2011 (see also Note 11). The impairment loss was measured as the amount by which the carrying amount of the long lived assets exceeded its fair value. Fair value was determined using the valuation derived from market data. The Company also performed an impairment test as of December 31, 2011.  No indication of impairment existed as of that date.

The vessels, having a total carrying value of $381,129 at December 31, 2011, have been provided as collateral to secure the loans of each respective vessel discussed under Note 12.